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                                                                    EXHIBIT 10.1

                       NANOPHASE TECHNOLOGIES CORPORATION
                             an Illinois corporation

                              Amended and Restated
                             1992 Stock Option Plan

        1. Purpose. The purposes of this Amended and Restated 1992 Stock Option Plan are to attract and retain the best available personnel, to provide additional incentive to the Employees, Consultants and Outside Directors of Nanophase Technologies Corporation, an Illinois corporation (the "Company"), and to promote the success of the Company's business.

        Options granted hereunder may, consistent with the terms of this Plan, be either Incentive Stock Options or Nonstatutory Stock Options, at the discretion of the Board or the Committee and as reflected in the terms of a written option agreement.

        2. Definitions. As used in this Plan, the following definitions shall apply:

        (a)    "Board" means the Board of Directors of the Company.

        (b) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder.

        (c) "Committee" means the Committee appointed by the Board or otherwise determined in accordance with Section 4(a) of this Plan.

        (d) "Common Stock" means the common stock of the Company, no par value per share.

        (e) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services; provided that the term Consultant excludes directors who are not compensated for their services or are paid only a director's fee by the Company.

        (f) "Continuous Status as an Employee, Consultant or Outside Director" means the absence of any interruption or termination of service as an Employee, Consultant or Outside Director, as applicable. Continuous Status as an Employee, Consultant or Outside Director shall not be considered interrupted in the case of sick leave or military leave, any other leave provided pursuant to a written policy of the Company in effect at the time of determination, or any other leave of absence approved by the Board or the Committee; provided that such leave is for a period of not more than the greatest of (i) 90 days, (ii) the date of the resumption of such service upon the expiration of such leave which is guaranteed by contract or statute or is provided in a written policy of the Company which was in effect upon the commencement of such leave, or (iii) such period of leave as may be determined by the Board or the Committee in its sole discretion.

        (g) "Employee" means any person employed by the Company or any Parent or Subsidiary of the Company, including employees who are also officers or directors or both of the Company or any Parent or Subsidiary of the Company. The payment of a director's fee by the Company shall not be sufficient to constitute "employment" by the Company.


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        (h)     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations promulgated thereunder.

        (i) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code, and the rules and regulations promulgated thereunder.

        (j) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)(i), or any successor definition adopted by the Commission, provided the person is also an "outside director" under Section 162(m) of the Code.

        (k) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (l)     "Option" means a stock option granted pursuant to this Plan.

        (m)     "Optioned Stock" means the Common Stock subject to an Option.

        (n) "Optionee" means an Employee, Consultant or Outside Director who receives an Option.

        (o) "Outside Director" means any member of the Board of Directors of the Company who is not an Employee or Consultant.

        (p) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (q) "Plan" means this Nanophase Technologies Corporation Amended and Restated 1992 Stock Option Plan, as amended from time to time.

        (r) "Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the Securities and Exchange Commission.

        (s) "Share" means a share of the Common Stock, as adjusted in accordance with Section of this Plan.

        (t) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

        3. Scope of Plan. Subject to Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 3,563,440, 3,413,440 of which shall be reserved for issuance to Employees and Consultants and 150,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan. The Shares may be authorized but unissued, or reacquired, Common Stock.


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        If an Option expires or becomes unexercisable for any reason without having been exercised in full, the unpurchased Shares subject thereto shall (unless this Plan shall have terminated) become available for grants of other Options under this Plan.

        4.      Administration of Plan.

        (a) Procedure. Except as otherwise determined by the Board, this Plan shall be administered by the Committee. The Committee shall consist of two or more Outside Directors appointed by the Board, but all Committee members must be Non-Employee Directors. If the Board fails to appoint such persons, the Committee shall consist of all Outside Directors who are Non-Employee Directors.

        (b) Powers of Committee. Subject to Section 5(b) below and otherwise subject to the provisions of this Plan, the Committee shall have full and final authority in its discretion to: (i) grant Incentive Stock Options and Nonstatutory Stock Options, (ii) determine, upon review of relevant information and in accordance with Section below, the Fair Market Value of the Common Stock;
(iii) determine the exercise price per share of Options to be granted, in accordance with this Plan, (iv) determine the Employees and Consultants to whom, and the time or times at which, Options shall be granted, and the number of shares to be represented by each Option; (v) cancel, with the consent of the Optionee, outstanding Options and grant new Options in substitution therefor;
(vi) interpret this Plan; (vii) accelerate or defer (with the consent of Optionee) the exercise date of any Option; (viii) prescribe, amend and rescind rules and regulations relating to this Plan; (ix) determine the terms and provisions of each Option granted (which need not be identical) by which Options shall be evidenced and, with the consent of the holder thereof, modify or amend any provisions (including without limitation provisions relating to the exercise price and the obligation of any Optionee to sell purchased Shares to the Company upon specified terms and conditions) of any Option; (x) require withholding from or payment by an Optionee of any federal, state or local taxes; (xi) appoint and compensate agents, counsel, auditors or other specialists as the Committee deems necessary or advisable; (xii) correct any defect or supply any omission or reconcile any inconsistency in this Plan and any agreement relating to any Option, in such manner and to such extent the Committee determines to carry out the purposes of this Plan, and; (xiii) construe and interpret this Plan, any agreement relating to any Option, and make all other determinations deemed by the Committee to be necessary or advisable for the administration of this Plan.

        A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present, or acts unanimously approved in writing by the entire Committee without a meeting, shall be the acts of the Committee. A member of the Committee shall not participate in any decisions with respect to himself under this Plan.

        (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and binding on all Optionees and any other holders of any Options granted under this Plan.


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        5.      Eligibility.

        (a) Options may be granted to any Employee, Consultant or Outside Director as the Committee may from time to time designate, provided that (i) Incentive Stock Options may be granted only to Employees, and (ii) Options may be granted to Outside Directors only in accordance with the provisions of
Section 5(b) below. In selecting the individuals to whom Options shall be granted, as well as in determining the number of Options granted, the Committee shall take into consideration such factors as it deems relevant in connection with accomplishing the purpose of this Plan. Subject to the provisions of Section above, an Optionee may, if he or she is otherwise eligible, be granted an additional Option or Options if the Committee shall so determine. During any calendar year, Options for no more than 100,000 shares of Common Stock shall be granted to any individual Employee, Consultant or Outside Director.

        (b) All grants of Options to Outside Directors under this Plan shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

        (i) No person shall have any discretion to select which Outside Directors shall be granted options or to determine the number of Shares to be covered by options granted to Outside Directors; provided, that nothing in this Plan shall be construed to prevent an Outside Director from declining to receive an Option under this Plan.

        (ii) Each Outside Director who is first elected to the Board after the adoption of this Plan shall be automatically granted on the date of such election (whether by the stockholders or by the Board of Directors) an Option to purchase 10,000 Shares (subject to adjustment as provided in Section 10 below, following consummation of an initial public offering of the Company's securities). On the date of the Annual Meeting of Stockholders of the Company in each calendar year commencing with the first Annual Meeting of the Stockholders of the Company held after the adoption of this Plan, each Outside Director who is elected or reelected at that meeting, or whose term of office does not expire at that meeting, shall be automatically granted an option to purchase 2,000 Shares (subject to adjustment as provided in Section 10 below, following consummation of an initial public offering of the Company's securities); provided that no such automatic annual grant shall be made to an Outside Director (i) who is first elected to the Board at such Annual Meeting or was first elected to the Board within three months prior to such Annual Meeting, or
(ii) if there are not sufficient shares remaining and available to all Outside Directors eligible for an automatic annual grant at the time at which an automatic annual grant would otherwise be made under this Section 5(b).

        (iii) The terms of each Option granted under this Section 5(b) shall be as follows:

                (A) the term of the option shall be ten (10) years;

                (B) the Option shall become exercisable cumulatively with respect to one-third of the Shares on each of the first, second and third anniversaries of the date of grant; provided, however, that in no


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                event shall any option be exercisable prior to obtaining
                stockholder approval of this Plan; and

                (C) the exercise price per share of Common Stock shall be 100% of the "Fair Market Value" (as defined in Section 7(b) below) on the date of grant of the Option.

        (c) Each Option granted under Section 5(b) above shall be a Nonstatutory Stock Option. Each other Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designations, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Options designated as Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under all plans of the Company) exceeds $100,000, such options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(c), Options shall be taken into account in the order in which they are granted, and the Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

        (d) This Plan shall not confer upon any Optionee any right with respect to continuation of employment by or the rendition of services to the Company or any Parent or Subsidiary, nor shall it interfere in any way with his or her right or the right of the Company or any Parent or Subsidiary to terminate his or her employment or services at any time, with or without cause. The terms of this Plan or any Options granted hereunder shall not be construed to give any Optionee the right to any benefits not specifically provided by this Plan or in any manner modify the Company's right to modify, amend or terminate any of its pension or retirement plans.

        6. Term of Plan. This Plan shall become effective upon the later to occur of its adoption by the Board of Directors of the Company (such adoption to include the approval of at least two Outside Directors) or its approval by vote of the holders of a majority of the outstanding shares of the Company entitled to vote on the adoption of this Plan, and shall terminate no later than December 31, 2007. No grants shall be made under this Plan after the date of termination of this Plan. Any termination, either partially or wholly, shall not affect any Options then outstanding under this Plan.

        7.      Exercise Price and Consideration.

        (a) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee as follows:

        (i) In the case of an Incentive Stock Option granted to any Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.


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        (ii)    In the case of an Incentive Stock Option granted to any person other than an Outside Director, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant, but if granted to an Employee who, at the time of the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. The exercise price of Options granted pursuant to
Section 5(b) above shall be 100% of the Fair Market Value on the date of grant of the Option.

        For purposes of this Section 7(a), if an Option is amended to reduce the exercise price, the date of grant of such option shall thereafter be considered to be the date of such amendment.

        (iii) With respect to (i) or (ii) above, the per Share exercise price is subject to adjustment as provided in Section 10 below.

        (b) Fair Market Value. The "Fair Market Value" of the Common Stock shall be determined by the Committee in its discretion; provided, that if the Common Stock is listed on a stock exchange, the Fair Market Value per Share shall be the closing price on such exchange on the date of grant of the Option as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by the exchange, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or if not listed on an exchange but traded on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"), the Fair Market Value per Share shall be the closing price per share of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, (i) if not so reported, as otherwise reported by NASDAQ, and (ii) if not reported on the date of grant, then on the last prior date on which a sale of the Common Stock was reported); or, if the Common Stock is otherwise publicly traded, the mean of the closing bid price and asked price for the last known sale.

        (c) Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the methods of payment described in
Section 8(b)(ii) below, shall be determined by the Committee (and in the case of an Incentive Stock Option, shall be determined at the time of grant) to the extent permitted under applicable laws.

        (d) Withholding. No later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to an option, the Optionee shall pay to the Company (or other entity identified by the Committee), or make arrangements satisfactory to the Company or other entity identified by the Committee regarding the payment of, any Federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Common Stock, including Common Stock underlying the subject option, provided that any applicable requirements under Section 16 of the Exchange Act are satisfied so as to avoid


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liability thereunder. The obligations of the Company under this Plan shall be conditional upon such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Optionee.

        8.      Options.

        (a) Term of Option. The term of each Option granted (other than an Option granted under Section 5(b) above) shall be for a period of no more than ten (10) years from the date of grant thereof or such shorter term as may be provided in the Option agreement. However, in the case of an Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter time as may be provided in the Option Agreement.

        (b)     Exercise of Options.

        (i) Procedure for Exercise; Rights as a Shareholder. Any Option granted under this Plan (other than an Option granted pursuant to Section 5(b) above) shall be exercisable at such times and under such conditions as determined by the Committee, including performance criteria with respect to the Company and/or the Optionee, and as shall otherwise be permissible under the terms of this Plan.

        An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Committee, consist of any consideration and method of payment allowable under Section 7 of this Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. If the exercise of an Option is treated in part as the exercise of an Incentive Stock Option and in part as the exercise of a Nonstatutory Stock Option pursuant to
Section 5(b) above, the Company shall issue a separate stock certificate evidencing the Shares treated as acquired upon exercise of an Incentive Stock Option and a separate stock certificate evidencing the Shares treated as acquired upon exercise of a Nonstatutory Stock Option and shall identify each such certificate accordingly in its stock transfer records. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section of this Plan.


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        Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

        (ii) Method of Exercise. An Optionee may exercise an Option, in whole or in part, at any time during the option period by the Optionee's giving written notice of exercise on a form provided by the Committee (if available) to the Company specifying the number of shares of Common Stock subject to the Option to be purchased. Such notice shall be accompanied by payment in full of the purchase price by cash or check or such other form of payment as the Company may accept. If approved by the Committee, payment in full or in part may also be made (A) by delivering other Shares of Common Stock which (I) either have been owned by the Optionee for more than six (6) months on the date of surrender or were not acquired directly or indirectly from the Company, and (II) have a Fair Market Value on the date of surrender (determined without regard to any limitations on transferability imposed by securities laws) equal to the aggregate exercise price of the Shares as to which said Option shall be exercised; (B) by the execution and delivery of a note or other evidence of indebtedness (and any security agreement thereunder) satisfactory to the Committee; (C) by authorizing the Company to retain shares of Common Stock which would otherwise be issuable upon exercise of the Option having a total Fair Market Value on the date of delivery equal to the exercise price of the subject Option; (D) by the delivery of cash by a broker-dealer to whom the Optionee has submitted an irrevocable notice of exercise (in accordance with Part 220, Chapter II, Title 12 of the Code of Federal Regulations, so-called "cashless" exercise); or (E) by any combination of the foregoing. In the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted. No shares of Common Stock shall be issued until full payment therefor has been made. An Optionee shall have all of the rights of a shareholder of the Company holding the class of Common Stock that is subject to such Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the Optionee has given written notice of exercise, has paid in full for such shares and such shares have been recorded on the Company's official shareholder records as having been issued or transferred.

        (iii) Termination of Status as an Employee, Consultant or Outside Director. If an Optionee's Continuous Status as an Employee, Consultant or Outside Director (as the case may be) is terminated for any reason whatever, such Optionee may, but only within such period of time as provided in the Option agreement, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option agreement), exercise the Option to the extent that such Employee, Consultant or Outside Director was entitled to exercise it at the date of such termination pursuant to the terms of the Option agreement. To the extent that such Employee, Consultant or Outside Director was not entitled to exercise the Option at the date of such termination, or if such Employee, Consultant or Outside Director does not exercise such Option (which such Employee, Consultant or Outside Director was entitled to exercise) within the time specified in the Option agreement, the Option shall terminate.


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        (iv) Company Loan or Guarantee. Upon the exercise of any Option and subject to the pertinent Option agreement and the discretion of the Committee, the Company may at the request of the Optionee; (A) lend to the Optionee, with recourse, an amount equal to such portion of the option exercise price as the Committee may determine; or (B) guarantee a loan obtained by the Optionee from a third-party for the purpose of tendering the option exercise price.

        9. Non-transferability of Options. Except as otherwise provided in an Option agreement, an Option granted hereunder shall by its terms not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution. Except as otherwise provided in an Option agreement, an Option may be exercised during the Optionee's lifetime only by the Optionee.

        10.     Adjustments Upon Changes in Capitalization or Merger.

        (a) Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock which have been authorized for issuance under this Plan but as to which no Options have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Option, and the number of shares of Common Stock subject to each outstanding Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock of the Company or the payment of a stock dividend with respect to the Common Stock. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

        (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, each Option will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. The Committee may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

        (c) Sale or Merger. "Sale" means: (i) sale (other than a sale by the Company) of securities entitled to more than 75% of the voting power of the Company in a single transaction or a related series of transactions; or (ii) sale of substantially all of the assets of the Company; or (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company, as a result of which the persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not own securities immediately after the reorganization, merger or consolidation entitled to more than 25% of the voting power of the reorganized, merged or consolidated company. Immediately prior to a Sale, each Optionee may exercise his or her Option as to all Shares then subject to the Option, regardless of any vesting conditions


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otherwise expressed in the Option. Voting power, as used in this Section 10(c), shall refer to those securities entitled to vote generally in the election of directors, and securities of the Company not entitled to vote but which are convertible into, or exercisable for, securities of the Company entitled to vote generally in the election of directors shall be counted as if converted or exercised, and each unit of voting securities shall be counted in proportion to the number of votes such unit is entitled to cast.

        (d) Purchased Shares. No adjustment under this Section 10 shall apply to any purchased Shares already deemed issued at the time any adjustment would occur.

        (e) Notice of Adjustments. Whenever the purchase price or the number or kind of securities issuable upon the exercise of the Option shall be adjusted pursuant to Section 10, the Company shall give each Optionee written notice setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, and the method by which such adjustment was calculated.

        (f) Certain Cash Payments. If an Optionee would not be permitted to exercise an Option or any portion thereof (for purposes of this subsection (f) only, each such Option being referred to as a "Subject Option") or dispose of the Shares received upon the exercise thereof without loss or liability (other than a loss or liability for the exercise price, applicable withholding or any associated transactional cost), or if the Board determines that the Optionee may not be permitted to exercise the same rights or receive the same consideration with respect to the Sale of the Company as a shareholder of the Company with respect to any Subject Options or portion thereof or the Shares received upon the exercise thereof, then notwithstanding any other provision of this Plan and unless the Committee shall provide otherwise in an agreement with such Optionee with respect to any Subject Options, such Optionee shall have the right, whether or not the Subject Option is fully exercisable or may be otherwise realized by the Optionee, by giving notice during the 60-day period from and after a Sale to the Company, to elect to surrender all or part of any Subject Options to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the "Sale Price" (as defined herein) per share of Common Stock on the date of such election shall exceed the amount which the Optionee must pay to exercise the Subject Options per share of Common Stock under such Subject Options (the "Spread") multiplied by the number of shares of Common Stock granted under the Subject Options as to which the right granted hereunder shall be applicable and shall have been exercised; provided, however, that if the end of such 60- day period from and after a Sale is within six months of the date of grant of a Subject Option held by an Optionee (except an Optionee who has deceased during such six month period) who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange Act), such Subject Option shall be canceled in exchange for a payment to the Optionee, effective on the day which is six months and one day after the date of grant of such Subject Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Subject Option. With respect to any Optionee who is an officer or director of the Company (within the meaning of Section 16(b) of the Exchange
Act), the 60-day period shall be extended, if necessary, to include the "window period" of Rule 16(b)-3 which first commences on or after the date of the Sale, and the Committee shall have sole discretion, if necessary, to approve the Optionee's exercise


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hereunder and the date on which the Spread is calculated may be adjusted, if necessary, to a later date if necessary to avoid liability to such Optionee under Section 16(b). For purposes of the Plan, "Sale Price" means the higher of
(a) the highest reported sales price of a share of Common Stock in any transaction reported on the principal exchange on which such shares are listed or on NASDAQ during the 60-day period prior to and including the date of a Sale or (b) if the Sale is the result of a tender or exchange offer or a corporate transaction, the highest price per share of Common Stock paid in such tender or exchange offer or a corporate transaction, except that, in the case of Incentive Stock Options, such price shall be based only on the Fair Market Value of the Common Stock on the date such Incentive Stock Option is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Committee.

        (g) Mitigation of Excise Tax. If any payment or right accruing to an Optionee under this Plan (without the application of this Section), either alone or together with other payments or rights accruing to the Optionee from the Company or an affiliate ("Total Payments") would constitute a "parachute payment" (as defined in Section 280G of the Code and regulations thereunder), the Committee may in each particular instance determine to (a) reduce such payment or right to the largest amount or greatest right that will result in no portion of the amount payable or right accruing under the Plan being subject to an excise tax under Section 4999 of the Code or being disallowed as a deduction under Section 280G of the Code, or (b) take such other actions, or make such other arrangements or payments with respect to any such payment or right as the Committee may determine in the circumstances. Any such determination shall be made by the Committee in the exercise of its sole discretion, and such determination shall be conclusive and binding on the Optionee. The Optionee shall cooperate as may be requested by the Committee in connection with the Committee's determination, including providing the Committee with such information concerning such Optionee as the Committee may deem relevant to its determination.

        11. Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date on which the Committee makes the determination granting such Option. Notice of the determination shall be given to each Employee, Consultant or Outside Director to whom an Option is so granted within a reasonable time after the date of such grant. If the Committee cancels, with the consent of Optionee, any Option granted under this Plan, and a new Option is substituted therefor, the date that the canceled Option was originally granted shall be the date used to determine the earliest date for exercising the new substituted Option under Section 7 of this Plan so that the Optionee may exercise the substituted Option at the same time as if the Optionee had held the substituted Option since the date the canceled Option was granted.

        12.     Amendment and Termination of Plan.

        (a) Amendment and Termination. The Board or the Committee may amend, waive or terminate this Plan from time to time in such respects as it shall deem advisable; provided that, to the extent necessary to comply with Rule 16b-3 or with Section 422 of the Code (or any other successor or applicable law or regulation), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as is required by the applicable law, rule or regulation.

        (b) Effect of Amendment or Termination. Any such amendment or termination of this Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Committee, which agreement must be in writing and signed by the Optionee and the Company.

        13. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

        14. Restrictions on Shares. Shares of Common Stock issued upon exercise of an Option shall be subject to the terms and conditions specified herein and to such other terms, conditions and restrictions as the Committee in its discretion may determine or provide in the grant. The Company shall not be required to issue or deliver any certificates for shares of Common Stock, cash or other property prior to (i) the listing of such shares on any stock exchange (or other public market) on which the Common Stock may then be listed (or regularly traded), (ii) the completion of any registration or qualification of such shares under federal or state law, or any ruling or regulation of any government body which the Committee determines to be necessary or advisable, and
(iii) the satisfaction of any applicable withholding obligation in order for the Company or an affiliate to obtain a deduction with respect to the exercise of an Option. The Company may cause any certificate for any share of Common Stock to be delivered to be properly marked with a legend or other notation reflecting the limitations on transfer of such Common Stock as provided in this Plan or as the Committee may otherwise require. The Committee may require any person exercising an Option to make such representations and furnish such information as it may consider appropriate in connection with the issuance or delivery of the shares of Common Stock in compliance with applicable law or otherwise.

Fractional shares shall not be delivered, but shall be rounded to the next lower whole number of shares.

        15. Shareholder Rights. No person shall have any rights of a shareholder as to shares of Common Stock subject to an Option until, after proper exercise of the Option or other action required, such shares shall have been recorded on the Company's official shareholder records as having been issued or transferred. Subject to the preceding Section and upon exercise of the Option or any portion thereof, the Company will have thirty (30) days in which to issue the shares, and the Optionee will not be treated as a shareholder for any purpose whatsoever prior to such issuance. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date such shares are recorded as issued or transferred in the Company's official shareholder records, except as provided herein or in an agreement.

        16. Registration. If there has been a public offering of the Company's Common Stock, the Company may register under the Securities Act the Common Stock delivered or deliverable pursuant to Options on Commission Form S-8 if available to the Company for this purpose (or any successor or alternate form that is substantially similar to that form to the extent available to effect such registration), in accordance with the rules and regulations governing such forms, as soon as such forms are available for registration to the Company for this purpose. The Company will, if it so determines, use its good faith efforts to cause the registration statement to become effective as soon as possible and will file such supplements and amendments to the registration statement as may be necessary to keep the registration statement in effect until the earliest of
(a) one year following the expiration of the option period of the last Option outstanding, (b) the date the Company is no longer a reporting company under the Exchange Act and (c) the date all Optionees have disposed of all shares delivered pursuant to any Option. The Company may delay the foregoing actions at any time and from time to time if the Committee determines in its discretion that any such registration would materially and adversely affect the Company's interests or if there is no material benefit to Optionees.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to permit the exercise of all Options outstanding under this Plan. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained for any reason.

        18. Option Agreements. Options shall be evidenced by written Option agreements in such form as the Committee shall approve.

        19. Information to Optionees. To the extent required by applicable law, the Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. Except as otherwise noted in the foregoing sentence, the Company shall have no obligation or duty to affirmatively disclose to any Optionee, and no Optionee shall have any right to be advised of, any material information regarding the Company or any Parent or Subsidiary at any time prior to, upon or otherwise in connection with, the exercise of an Option.

        20. Funding. Benefits payable under this Plan to any person shall be paid directly by the Company. The Company shall not be required to fund or otherwise segregate assets to be used for payment of benefits under this Plan.

        21. Controlling Law. This Plan shall be governed by the laws of the state of incorporation of the Company at the time of determination of any issues raised with respect to the interpretation or enforcement of this Plan, without application of any conflict of laws principles.

                               FIRST AMENDMENT TO
                     THE NANOPHASE TECHNOLOGIES CORPORATION
                  AMENDED AND RESTATED 1992 STOCK OPTION PLAN


     RESOLVED, that the Nanophase Technologies Corporation Amended and Restated 1992 Stock Option Plan (the "Plan") be and hereby is amended, subject to shareholder approval, as follows:

                                       I

     Section 3 (which describes the maximum aggregate number of shares of Common Stock issuable under the Plan) hereby is amended by deleting the first sentence of the first paragraph and inserting in its place the following sentence:

              "Subject to Section 10 of this Plan, and unless otherwise amended by the Board and approved by the stockholders of the Company as required by law, the maximum aggregate number of Shares issuable under this Plan is 4,763,440, 4,613,440 of which shall be reserved for issuance to Employees and Consultants and 150,000 of which shall be reserved for issuance to Outside Directors, and such Shares are hereby made available and shall be reserved for issuance under this Plan."

                                       II

        In all other respects, the Plan shall continue in full force and effect.